SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) September 13, 2002
                                                         (September 13, 2002)

                    INTERSTATE NATIONAL DEALER SERVICES, INC.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                      1-12938                 11-3078398
--------------------------------------------------------------------------------
(State or Other Jurisdiction         (Commission               (IRS Employer
    of Incorporation)                File Number)            Identification No.)

    333 Earle Ovington Boulevard, Mitchel Field, New York         11553
    -----------------------------------------------------         -----
         (Address of Principal Executive Offices)               (Zip Code)

        Registrant's telephone number, including area code (516) 228-8600


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

          (c)  Exhibits

               99.1 Certification of Chester J. Luby, Chairman and Chief Executive Officer of Interstate National Dealer Services, Inc. (the "Company") and Zvi D. Sprung, Chief Financial Officer, Treasurer and Secretary of the Company, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Item 9.  Regulation FD Disclosure.

On September 13, 2002, Chester J. Luby, Chairman and Chief Executive Officer of the Company, and Zvi D. Sprung, Chief Financial Officer, Treasurer and Secretary of the Company, each furnished a certification to the Securities and Exchange Commission relating to the Company's Quarterly Report on Form 10-Q for the quarterly period ended July 31, 2002, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. A copy of the certification is attached hereto as Exhibit 99.1.



                    Limitation on Incorporation by Reference

The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to
Item 9 and shall not be deemed to be incorporated by reference into the filings of Interstate National Dealer Services, Inc. under the Securities Act of 1933, as amended.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 13, 2002

                                INTERSTATE NATIONAL DEALER SERVICES, INC.

                                By:/s/ Zvi D. Sprung
                                      ---------------------------
                                   Name:  Zvi D. Sprung
                                   Title: Chief Financial Officer, Treasurer
                                             and Secretary